4. SHARE EXCHANGE AGREEMENT (Details) (USD $)	Aug. 14, 2013
Share Exchange Agreement Details
Cash	$ 1,790
Accounts receivable	8,370
Accounts payable	(20,823)
The fair value of the Company's net liabilities at the August 14, 2013 recapitalization	$ (10,663)